UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2013

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Red Bank Road Cincinnati, OH		45227
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 22, 2013, CECO Environmental Corp. (the “Company”) entered into a First Amendment to Amended and Restated Credit Agreement (“Amendment”). The Amendment was entered into among the Company, CECO Group, Inc., CECO Filters, Inc., New Busch Co., Inc., The Kirk & Blum Manufacturing Company, Kbd/Technic, Inc., CECOaire, Inc., CECO Abatement Systems, Inc., H.M. White, Inc., Effox Inc., GMD Environmental Technologies, Inc., FKI, LLC, CECO Mexico Holdings LLC, Fisher-Klosterman, Inc., AVC, Inc., CECO Group Global Holdings LLC and Adwest Technologies, Inc. (all of which are direct or indirect subsidiaries of the Company and collectively with the Company, the “Loan Parties”) and Fifth Third Bank, an Ohio banking corporation (“Lender”). The Amendment amends the Amended and Restated Credit Agreement effective as of June 30, 2010 with Lender and certain of the Loan Parties, (as amended, the “Credit Agreement”).

The Amendment (i) recognizes Adwest Technologies, Inc. as a Borrower (as that term is defined in the Credit Agreement) and provides Lender consent to the Adwest acquisition and the Company guaranty of any Adwest earn out payments, (ii) extends the termination date of the line of credit from April 1, 2013 to April 1, 2014, (ii) increases the maximum line of credit from $20.0 million to $25.0 million (subject to availability), (iii) provides Lender consent to funding related to the acquisition of ATA Beheer B.V. (iv) modifies the calculation of the borrowing base, (v) changes the Maximum Total Funded Debt to Adjusted EBITDA Ratio (as that term is defined in the Credit Agreement) requirement to not to exceed 2.0 to 1 for any period ending on or after March 31, 2013, and (vi) makes certain other additional changes.

In connection with the Amendment, CECO Filters, Inc., New Busch Co., Inc., The Kirk & Blum Manufacturing Company, CECO Abatement Systems, Inc., Effox Inc., Fisher-Klosterman, Inc., AVC, Inc. and Adwest Technologies, Inc. entered into a Seventh Amended and Restated Revolving Credit Promissory Note effective March 22, 2013 (“Revolving Note”) to reflect the extended maturity date and interest rate modifications.

The descriptions set forth herein of the terms and conditions of the Amendment and the Revolving Note are qualified in their entirety by reference to the full text of the Amendment and the Revolving Note, which are filed with this report as Exhibits 10.1 and 10.2, respectively, and incorporated by reference into this Item 1.01 and Item 2.03.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	First Amendment to Amended and Restated Credit Agreement entered into March 22, 2013

Exhibit 10.2	Seventh Amended and Restated Revolving Credit Promissory Note, effective date March 22, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2013	CECO Environmental Corp.

	By:	/s/ Benton L. Cook
Benton L. Cook
Interim Chief Financial Officer